We are Globalscape – A Leader in Secure Information Exchange

James L. Bindseil, President & CEO

globalscape™
securely connected

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company's current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company's Annual Report on Form 10-K for the 2014 fiscal year, filed with the Securities and Exchange Commission on March 30, 2015.

Who is Globalscape - Overview

- Founded in 1996, Globalscape is a leading provider of secure information exchange solutions
- Provides enterprise software in a wide array of categories including file management, web development and multimedia utilities
- Managed file transfer (MFT) platform helps organizations securely transfer files with enhanced automation, regulatory compliance, governance and visibility controls
- Facilitates transmission of sensitive data between diverse and geographically separated network infrastructures
- Superior to traditional file transfer software (FTP)

Share Statistics (as of 9/30/15 unless noted otherwise)

Trading Symbol (NYSE MKT)	GSB
Recent Stock Price (11/06/15 close)	$3.88
52wk Range (11/06/15 close)	$2.11-$4.33
3 Month Average Vol (11/03/15 close)	27,798
Shares Outstanding	20.9M
Stock Options Outstanding	2.1M
Insider Ownership (03/26/15)	38.4%
Market Capitalization (11/03/15)	$85.7M

Capital Structure

Cash plus long term investments	$16.1M
Notes Payable and Long-Term Debt	$0.0
Shareholders' Equity	$24.5M

Other

Full-Time Employees	115
Fiscal Year Ends	Dec
Public Accounting Firm	Padgett, Stratemann & Co. LLP, a member of the RSM/McGladrey alliance
Website	www.globalscape.com
Corporate HQ	San Antonio, TX

Market Landscape

EFT	Mail Express	scConnect	WAFS
Managed File Transfer	Secure Email Gateway	Enterprise File Synchronization and Sharing	WAN Optimization
$794 million market in 2013	$986 million market in 2014	$1.5 billion+ by 2018	$1.1 billion market in 2014
Source: IDC Worldwide Managed File Transfer Software 2013 Vendor Shares (October 2014 – most recently published)	Source: Gartner Market Share, Security Software 2014 (April 2015)	Source: Gartner Enterprise File Synchronization and Sharing Magic Quadrant (July 2015)	Source: Gartner Magic Quadrant for WAN Optimization (March 2015)

Secure Information Exchange

EFT - Securely transfer files, with enhanced automation, regulatory compliance, governance, and visibility controls

Mail Express – securely and quickly email large files without workflow disruptions



MANAGED FILE TRANSFER
SECURE FILE SHARING
Business Partners
INGEST BUSINESS DATA
SEND LARGE FILES SECURELY
MANUAL TRANSFERS
EFT
MAIL EXPRESS
WAFS
BIT LEVEL REPLICATION
Acme London Office
SHARED ACCESS
REMOTE ACCESS
sc CONNECT
Acme Global Headquarters
BIT LEVEL REPLICATION
Remote Employee
Acme New York Office
FILE SYNCHRONIZATION AND SHARING
ENTERPRISE COLLABORATION

scConnect – Secure on-premises file sharing with the ability to share and access data via mobile devices and the desktop

WAFS – Simplify collaboration through bit-level WAN synchronization of file systems

Globalscape Product Roadmap

Managed File Transfer	Secure Email Gateway	File Synchronization and Sharing	WAN Optimization
EFT	**Mail Express**	**scConnect**	**WAFS**
FY15 Workspaces Event Rule Enhancements scInsight	**FY15** Message Body Encryption	**FY15** Product Launch V1 Folder Synchronization External Device Sharing	**FY15** Improved Performance, Stability Enhanced Security
FY16 Acceleration Geo-Clustering Branch Office Edition B2B Gateway	**FY16** Integration with EFT	**FY16** DMZ Gateway Integration Workflow and Event Rule Integration Collaboration	**FY16** Business Intelligence UI Cache++ Engine

**Roadmap subject to change*

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Multiple Revenue Opportunities



ON-PREMISES

EFT is hosted in your network with your IT department managing it. This option is great for organizations who have the resources available to handle an enterprise-level MFT solution.

EFT CLOUD SERVICES

EFT Cloud Services integrates the on-premises EFT platform with proven infrastructure from top hosting providers (Rackspace, Amazon Web Services, Microsoft Azure) to deliver industry-leading MFT capabilities through a secure and scalable Software-as-a-Service (SaaS) solution. EFT Cloud Services can be deployed in the cloud and managed by Globalscape or your team.

HYBRID

A hybrid solution combines on-premises and cloud capabilities to extend existing MFT solutions without additional infrastructure or staffing costs. Hybrid solutions can offer the best of both worlds: the flexibility of the cloud, along with the confidence of security and compliance of an on-premises deployment.

2015 Year-to-Date Momentum

- Revenue increased 18% to 22.4 million
- New license bookings grew 31%
- In Q1/15 Maintenance and Support revenue exceeded $4M for the first time in Globalscape history; and has continued to grow quarterly
- Net income increased 87% to $3.4 million

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Steady Growth



Total Revenue
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
2010
2011
2012
2013
2014
2015
Q4
Q1-Q3



Net Income Excluding Infrequent Items
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
2010
2011
2012
2013
2014
2015
Q4
Q1-Q3

globalscape
securely connected

Globalscape In Review

- Leading Position in MFT Market
- Record Revenue and Cash Generation in FY 2014
- Growing the Top and Bottom Lines in FY 2015
- New Product Introductions Generating Greater Market Opportunities
- Expansion & Enablement of Distribution and Reseller Networks



Revenue
30,000
25,000
20,000
15,000
10,000
5,000
-
2010
2011
2012
2013
2014



Any Questions?